UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                    Internet Infrastructure HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]


         DELAWARE                      001-15705                 13-5674085
(State or other jurisdiction of    Commission File Number   (I.R.S. Employer
       incorporation)                                        Identification No.)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

The quantity of shares of InterNAP Network Services Corporation represented by each 100 share round lot of Internet Infrastructure HOLDRS decreased to 0.5 (from 5) effective July 11, 2006, due to a 1 for 10 reverse stock split of InterNAP Network Services Corporation. Effective September 19, 2006, Internap Network Services Corp. changed its listing to NASDAQ and its ticker to "INAP" (from AMEX: "IIP").

Item 9.01.        Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1 Internet Infrastructure HOLDRS Trust Prospectus Supplement dated
                                    September 30, 2006 to Prospectus
                                    dated February 17, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                      SMITH INCORPORATED


Date:  November 13, 2006                         By: /s/ Satyanarayan R. Chada
                                                 Name:  Satyanarayan R. Chada
                                                 Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Infrastructure HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                EXHIBIT 99.1
(To Prospectus dated February 17, 2006)              REGISTRATION NO.  333-96069


                       [HOLDERS INTERNET INFRASCTUCTURE LOGO




                        1,000,000,000 Depositary Receipts
                    Internet Infrastructure HOLDRS (SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated February 17, 2006, relating to the sale of up to 1,000,000,000 depositary receipts by the Internet Infrastructure HOLDRS (SM) Trust.

     The share amounts specified in the table in the "Highlights of Internet Infrastructure HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                      Primary
                                                                      Share           Trading
                Name of Company                        Ticker         Amounts         Market
      ------------------------------------------      ----------  --------------   ------------
      Akamai Technologies Inc.                           AKAM           3              NASDAQ
      BEA Systems, Inc.                                  BEAS          10              NASDAQ
      Infospace Inc.                                     INSP          0.8             NASDAQ
      InterNAP Network Services Corporation(1)           INAP          0.5              AMEX
      NaviSite, Inc.                                     NAVI        0.13333           NASDAQ
      Openwave Systems Inc.                              OPWV       1.073667           NASDAQ
      RealNetworks, Inc.                                 RNWK           6              NASDAQ
      VeriSign, Inc.                                     VRSN         6.15             NASDAQ
      Vignette Corporation                               VIGN          0.6             NASDAQ
      Vitria Technology, Inc.                            VITR           1              NASDAQ


      (1) The quantity of shares of InterNAP Network Services Corporation r epresented by each 100 share round lot of Internet Infrastructure HOLDRS decreased to 0.5 (from 5) effective July 11, 2006, due to a 1 for 10 reverse stock split of InterNAP Network Services Corporation. Effective September 19, 2006, Internap Network Services Corp. changed its listing to NASDAQ and its ticker to "INAP" (from AMEX: "IIP").

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2006.